Q4 & Full Year 2019 Earnings Supplement February 19, 2020

Cautionary Note Regarding Forward-Looking Statement Certain statements contained in this presentation constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including but not limited to statements regarding the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward- looking statements. The words “believe,” “may,” “see,” “will,” “estimate,” “continue,” “anticipate,” “assume,” “intend,” “expect,” “project,” “look forward,” “promise” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding expectations about future business plans, prospective performance and opportunities, strategies and business plans, expectations regarding future results, expectations regarding the size of our datasets, expectations regarding implementation timeframes, our ability to meet financial guidance for the first quarter and full year 2020, our ability to pay down outstanding indebtedness, expectations regarding interest payments and rates, expectations regarding tax rates, and statements with respect to visibility, revenue retention, and recurring revenue, including ACV. Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this presentation not to occur and could cause actual results todiffer materially and adversely from those anticipated or implied in the forward-looking statements. These risks, uncertainties, and assumptions include, among others: the Company’s ability to continue and manage growth, including successfully integrating acquisitions; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successfully integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including the Inovalon ONE® Platform, ScriptMed ® Cloud, Clinical Data Extraction as a Service (CDEaaS®), Natural Language Processing as a Service (NLPaaS®), and Elastic Container Technology (ECT™); the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the effects of changes in tax laws in the jurisdictions in which we operate; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; the timing, size and effect of business realignment and restructuring charges; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 19, 2020, included under the heading Item 1A, “Risk Factors,” and in subsequent filings with the SEC. In addition, graphics, images or illustrations pertaining to or demonstrating our products, data, services and/or technology that may be used herein are intended for illustrative purposes only unless otherwise noted. The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this presentation or conform these statements to actual results or revised expectations, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance in accordance with U.S. GAAP. The GAAP measure most closely comparable to each non-GAAP measure used or discussed, and a reconciliation of the differences between each non-GAAP measure and the comparable GAAP measure, is available herein and within our public filings with the SEC. All data provided is as of December 31, 2019 unless stated otherwise. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 2

Contents 1 Overview 2 2019 Q4 & FY Financial Results This presentation serves as a supplement to the Inovalon announcement on February 19, 2020 pertaining to fourth quarter (Q4) and full 3 2020 Financial Guidance year 2019 results and 2020 guidance. 4 Appendix 1: Reconciliations INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 3

Payers Pharmacies Pharmaceuticals Devices Diagnostics The Inovalon ONE® Platform Inovalon is a leading provider of cloud- based platforms empowering data-driven healthcare. Inovalon provides cloud-based, real-time Massive Advanced Intervention Data connectivity, analytics, intervention, and Data Assets Analytics Toolsets Visualization data visualization solutions for hundreds of the nation’s leading health plans, pharmacy organizations, life sciences companies, and more than 60,000 acute, post-acute, and ambulatory provider sites with capabilities informed by the data of more than 314 million patients and more than 53 billion medical events. Ho me Care SNF Ho spice Acute Providers Post-Acute Providers Ambulatory Providers Patients INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 4

Empowering Data-Driven Healthcare In Scale The reach of Inovalon’s platform has grown to touch the vast majority of the United States, able to empower the market’s largest data-driven healthcare initiatives. 100s Health Plans, Providers, Life Sciences, Pharmacy, and Diagnostics Organizations 314M+ Patients 76K+ Provider Sites INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 5

Executing on Strategy During 2019, Inovalon continued to execute on its three guideposts of its strategy. Inovalon Lead in Innovation Become the Enablement Layer Land and Expand Efficiently Bring to market the industry’s most Leverage the resulting capabilities of the Provide capabilities in highly efficient, advanced, most differentiated, cloud- Company’s innovation to become the scalable, client-friendly, flexible ways based software platforms, with the ubiquitous, independent “enablement that aligned with the growth and greatest breadth of connectivity, the layer” serving as the “Intel® Inside™” that success of our clients – resulting in deepest access to primary source data, empowers the healthcare ecosystem’s strong growth and stickiness with and the most advanced analytics to innumerable transformation initiatives strong operating leverage and empower the transformation of data- driving an increasingly accelerating resulting financial performance. driven healthcare. network effect and virtuous cycle. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 6

Cloud-Based Platform Approach Inovalon provides its solutions to the marketplace through the Inovalon ONE® Platform: an integrated, real-time cloud native platform which brings together the capabilities of extensive healthcare ecosystem connectivity, massive scale datasets, advanced analytics, and data-driven intervention toolsets. Together, the capabilities of the platform enable both the efficient determination of highly meaningful insights and the reliable achievement of meaningful impact in the quality and economics of healthcare. Clients/Partners Inovalon & Commercial Cloud Interactive Connectivity Payer Provider Pharmacy Life Sciences Applications Applications Applications Applications Application Connectivity Data Analytics API (Traditional Methodologies, Machine Learning, Artificial Intelligence, Deep Learning) Gateway Data Data Aggregation and Access Shared Services Exchange 2 ® • Diagnosis, lab, • Eligibility and The MORE Registry procedure, and Enrollment data pharmacy claims • DME usage data • 314M Unique Patients • Lab results data • Electronic Health • 53B Medical Events Record (EHR) • Provider data • • 988,000 Physicians clinical data Facility census and staffing data ™ • • Patient-reported data iPORT HD 552,000 Clinical Facilities • Cost data • Demographic data Customer-Specific Data Stores • Socioeconomic data INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 7

Massive Data 54 MORE2 REGISTRY® DATASET GROWTH Assets 52 50 Patient Count Medical Event Count 48 Inovalon leverages massive datasets to 46 deliver differentiated capabilities to its clients. 44 42 These datasets are expanding rapidly. As of the 40 end of Q4 2019, the MORE2 Registry® dataset 38 36 59% contained more than 314 million unique patient 34 Medical Event Patient Count (millions) counts and 53 billion medical event counts, 32 Count Expansion 320 30 300 (4Q16 - 4Q19 CAGR) increases of 19% and 24%, respectively, 28 280 compared with December 31, 2018. 26 260 24 240 One of the industry’s largest independent healthcare 22 220 200 datasets, with more than 314M patients and more 20 18 180 than 53B medical events 16 160 Medical Event Count (billions) (billions) Count MedicalEvent Primary-sourced, fully linkable, longitudinally-matched 14 140 data from all major U.S. healthcare programs 12 120 10 100 Contains EHR, claims, scripts, labs, provider, 8 80 demographic data and more 6 60 4 40 Qualified Entity (QE) containing CMS’ Fee for Service 2 20 Medicare Data 0 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Empowers and informs our industry-leading analytics and artificial intelligence, creating meaningful differentiation and client value INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 8

Benefits of Inovalon’s Massive Primary-Source Dataset The significant size, extensive breadth of data types, historical duration, recency timeliness, and fully linkable primary-sourced nature of Inovalon’s datasets provides a uniquely rich, longitudinally matched real-world dataset able to empower highly differentiated and highly valued capabilities. Training Advanced Artificial Intelligence Algorithms Informing Patient-Specific & Consumer Solutions Key to the development, training, and improvement of Healthcare is moving in a direction of increasing patient-specific AI, ML, and DL algorithms is the depth, breadth, engagements and consumerism focused offerings. The breadth, depth, timeline duration, and timeliness of training datasets. and primary source nature of Inovalon’s datasets is highly valuable and uniquely able to empower and deliver highly granular patient-specific As a result of Inovalon’s unique datasets, the consumer-focused insights, details, and empowerment, bringing to life Company is able to apply a wide array of advanced what is believed to be the largest transformation segment of healthcare machine learning, artificial intelligence, and deep in the years ahead. Further, patient-specific data eliminates time-delays learning algorithms to achieve highly differentiated, and operational costs otherwise caused today within the market when high-value impact within the Company’s applications. additional or confirmatory information is needed with respect to a specific patient or case. Enabling Outcomes-Based and Relative-Performance Analytics Supporting Large-Scale Real World Evidence (RWE) All value-based engagements, outcomes-based contracts, risk-based payment Research and Insights models, and all quality incentive programs are based on relative performance – Inovalon’s very-large scale RWE datasets empowers the graded on a dynamic curve. Without knowing how the relevant comparative Company to deliver solutions of great value to the population is performing today, healthcare organizations are shooting in the dark, pharmaceutical, device manufacturer, and research potentially wasting critical resources on the wrong issues. marketplace. RWE enables the healthcare ecosystem to make highly informed models, algorithms and decisions for numerous use cases including diagnosis and treatment protocol = Healthcare Organization determination tools, clinical trial design and execution, medication formulary optimization, outcomes-based contract structuring and honing, payment model design, and many other use cases. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 9

Highly Differentiated Within the Market A leader in providing cloud-based tools to support data-driven healthcare, Inovalon empowers clients to achieve their clinical quality and financial goals by bringing highly differentiated capabilities to bear – unavailable from any other platform provider. Market’s Largest Primary-Source Breadth of Connectivity: Dataset Enabling Meaningful 314M+ Inovalon has achieved wide Insight and Impact: Patients connectivity with hundreds of Deep data informs the most advanced thousands of physicians, payers, algorithms and translates into highly EHRs, HIEs and the data differentiated insights that help to 980K+ pertaining to hundreds of millions achieve the most advanced impact. Providers of patients. This connectivity Availability of data further reduces time- allows for real-time data capture, to-care, operational costs, and human real-time application of resulting error rates. 53B+ insights – driving real-time impact Medical Events and achievement of value. Industry-Leading Analytics: Scale, Speed & The Power of The extensive array of highly data-trained and time- Compute: tested algorithms developed and honed by Inovalon Sophisticated proprietary cloud provide for many steps within the inherently complex architectures and massive cloud-based processes of real-world healthcare operations to be compute environments allow for highly improved – thus achieving a superior, multi-faced advanced analyses of large datasets in real approach to improve care outcomes and economics. time, allowing clients to garner and apply The ongoing flow of data and access to outcomes the most advanced insights quickly - to feedback inherent to Inovalon’s platform further impact strategy, clinical care, and financial translates into a cycle of continuous improvement that has performance – allowing clients to win within meaningfully demonstrated substantive differentiation of Inovalon’s their highly competitive environments. analytics versus alternatives. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 10

Cloud-Based Healthcare Data Lake Offering On January 13, 2020, Inovalon announced the newest addition to its cloud-based solution offerings, a cloud-based healthcare data lake, with a five-year contract with a leading healthcare organization executed during Q4 2019. The cloud-based Healthcare Data Lake solution provides clients with an industry-leading single-source-of- truth data “superset” that aids clients in supporting advanced reporting, analytics initiatives, and other use cases that benefit from best practices data architecture, data comprehensiveness, and data hygiene, while also eliminating costs of traditional enterprise warehouse solutions and healthcare organization processes suffering from incomplete, untimely, or erroneous data. Client-Specific Inovalon & Commercial Cloud Cloud-Based Data Lake EHR Connectivity Payer Provider Pharmacy Life Sciences Client Applications Applications Applications Applications Data Enrichment Interactive Connectivity Data Analytics Normalization & Curation (Traditional Methodologies, Machine Learning, Artificial Intelligence, Deep Learning) Application Data Analysis & Connectivity Shared Services Data Aggregation and Access Visualization Data exchange • Clinical • Enrollment encounter data data 2 ® The MORE Registry • (EHR/HIE) • Diagnoses • 314M Unique Patients • Demographic data data • Procedure data • 53B Medical Events • Socioeconomic • Pharmacy data • 988,000 Physicians data • Laboratory ™ • 552,000 Clinical Facilities iPORT HD • Medical and results data Custom-Specific Data Stores lab claims data • Predictive population data INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 11

Contents 1 Overview 2 2019 Q4 & FY Financial Results This presentation serves as a supplement to the Inovalon announcement on February 19, 2020 pertaining to fourth quarter (Q4) and full 3 2020 Financial Guidance year 2019 results and 2020 guidance. 4 Appendix 1: Reconciliations INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 12

Record Q4 2019 60% Quarterly Revenue YoY Growth in of Financial New Sales Annual $173.5M Contract Value (ACV) Representing Highlights to a Record Organic Revenue Growth of Inovalon’s Q4 2019 execution and financial performance was strong. Inovalon signed $73.5M 27% new and expanded contracts, resulting in a record new sales ACV of $73.5 million, and delivered $173.5 million in organic Adj EBITDA Growth of revenue, or 27% year-over-year. Strong Non-GAAP EPS revenue delivery resulted in strong Growth of operational leverage. Adjusted EBITDA 48% to $57.6M increased 48% year-over-year, and Non- Representing a GAAP EPS increased 200% year-over- 200% year-over-year to year. 33% Adjusted EBITDA Margin $0.15 per share INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 13

Adjacent Market Expansion & Diversification Demand for Inovalon’s cloud-based platforms and data-driven capabilities is driving expansion not only in the Company’s original area of focus, the payer landscape, but also in the pharmacy/life sciences and provider landscapes, resulting in greater diversification of revenue and an expanding number and scale of cross-adjacency opportunities. 2017 2018 2019 15% 32% 35% 16% 50% 48% 69% 18% 17% Payer Provider Pharmacy/Life Sciences Note: Graphics do not depict category ‘other’, which is de minimis. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 14

Continued Strong Sales Performance The combination of strong demand for the Company’s cloud-based platform capabilities and significant increases in the Company’s sophistication and scale of sales capabilities is resulting in significant contract signings. Q4 2019 total new sales Annual Contract Value1 (ACV) was a record $73.5 million, or an increase of 60% year-over-year, and platform new sales, excluding Services, ACV was $52.7 million, or an increase of 96% year-over-year. Total Quarterly New Sales ACV Total Quarterly Platform New Sales ACV (Excluding Services) $73.3 $73.5 $62.8 $58.9 $52.7 $54.8 $46.4 $47.9 $45.9 $44.1 $38.7 $39.0 $33.0 $32.9 $28.1 $26.0 $26.9 $27.8 $27.3 $21.6 $13.7 $13.2 $11.3 $6.2 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 Note: Please see appendix for definitions of the footnoted terms above. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 15

Continued Strong Growth The strong market demand for Inovalon’s cloud-based platforms and data-empowered capabilities, together with the growing sophistication of sales and the increasing operating leverage of the Company’s technologies and business model, is driving both meaningful momentum and strong financial performance. Demonstrating this, the below graphics compare the resulting 2018 to 2019 for revenue, Adjusted EBITDA, Non-GAAP net income per share (EPS) and Free Cash Flow generation (inclusive of cash interest, transaction and integration spend, and CAPEX outflows). Revenue Adjusted EBITDA Non-GAAP EPS Free Cash Flow1 $642.4 $210.7 $0.52 22% 39% $47.5 $527.7 93% $151.9 87% $0.27 $25.4 2018 2019 2018 2019 2018 2019 2018 2019 1Free Cash Flow is defined as net cash provided by operating activities less purchases of property and equipment and less investment in capitalized software. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 16

Continued Salesforce Expansion Through 2019, Inovalon continued to significantly increase the scale and sophistication of its salesforce. Furthermore, unlike previously when the Company would lead with healthcare subject matter expertise with support from technology personnel, the Company now leads with technology sales personnel (and a technology sale approach) with support from healthcare personnel. The combined result has been a significantly greater scale of sales operations with a higher overall sales velocity and success rate. = Technology Sales Leads Q4 2019 FTEs = 255+ = Healthcare Subject Matter Experts Sales Leads = Sales Support Q1 2017 FTEs = 79 Q1 2015 FTEs = 15 Q4 2018 FTEs = 210+ 2015 2016 2017 2018 2019 2020 Driven by Healthcare Subject Matter Experts Sales Leads Driven by Technology Sales Leads Note: Figure intended to be illustrative INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 17

Increasing Headcount Efficiency The Company’s transition to higher-valued cloud-based offerings leveraging increased connectivity, software automation, SaaS- based, and subscription-based offerings has witnessed a substantial corresponding decrease in headcount while concurrently expanding revenue and profitability. Reflecting this, headcount for the period year-end 2015 through year-end 2019 decreased by over 1,400, and TTM Adjusted EBITDA per headcount increased by 73% during the period. 20% Total Headcount Decrease From Year-End 2015 to Year-End 2019 73% Increase in 774 2019 Adjusted EBITDA 3,323 1,435 Per Headcount of $79,140 2,662 2015 Adjusted EBITDA Per Headcount of * Total net decrease in headcount $45,628 includes a gross increase of 774 headcount from acquisitions during the period, and gross headcount efficiency reductions of 1,435. Q4 Headcount Headcount Q4 2015 Acquired Efficiency 2019 Note: Acquisition of Avalere Health occurred prior to year-end 2015 INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 18

Contents 1 Overview 2 2019 Q4 & FY Financial Results This presentation serves as a supplement to the Inovalon announcement on February 19, 2020 pertaining to fourth quarter (Q4) and full 3 2020 Financial Guidance year 2019 results and 2020 guidance. 4 Appendix 1: Reconciliations INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 19

Strong Subscription-Based Platform Adoption The graphic below illustrates the revenue offering mix, which includes the Company’s reaffirmed 2020 guidance range as of February 19, 2020. $698 - $718 $642.4 ~10% 2016 – 2020G 11% ~6% Subscription-Based CAGR 27% $527.7 6% 11% $449.4 $427.6 9% 12% 15% 19% 34% ~84% 83% 80% 66% 54% 2016 2017 2018 2019 2020G Subscription-Based Platform Offerings Legacy Solutions Services All numbers in millions. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 20

Revenue The following 2020 revenue guidance is being reaffirmed as of February 19, 2020. $698 - $718 $642 2016 – 2020G 13% CAGR $528 $449 $428 2016 2017 2018 2019 2020G Note: CAGR calculations undertaken to the mid-point of 2020 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 21

Expected Quarterly Revenue Cadence The following illustration outlines the Company’s expected 2020 quarterly revenue cadence, which reflects 9% to 12% year-over-year organic revenue growth. 9% to 12% YoY Organic Quarterly Revenue Growth Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 2019 2019 2019 2020 2020 2020 2020 * Cadence reflects the expected Q4/Q1 transition dynamics of customer open enrollment and patient churn at the beginning of each calendar year, impact from contract renewal dynamics, and seasonality of Service revenue offerings. Note: Illustrative. Graphic drawn at midpoint of guidance range. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 22

Adjusted EBITDA The following 2020 Adjusted EBITDA guidance is being reaffirmed as of February 19, 2020. $231 - $241 $211 2016 – 2020G 24% CAGR $152 $109 $100 33% 33% 29% 23% 24% 2016 2017 2018 2019 2020G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2020 Guidance. All numbers in millions. Graphic drawn at midpoint of guidancerange. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 23

Cash Flow From Operations The following 2020 Cash Flow from Operations guidance is being reaffirmed as of February 19, 2020. 2 $170 - $185 2016 – 2020G 18% CAGR $106 $1041 $98 $93 $90 25% 22% 22% 17% 17% 2016 2017 2018 2019 2020G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2020 Guidance. All numbers in millions. Graphic drawn at midpoint of guidance range. 1 Net cash provided by operating activities was $90.4M in 2018. Incorporated within this number was the negative impact of acquisition-related transaction cash outflows of $6.6M and integration cash outflows of $6.8M. Normalizing for these one-time items, the non-GAAP cash flow from operations would have been $104 million as represented by the green dotted line. 2. 2019 cash flow from operations was impacted by timing of certain account receivable collections, which occurred after December 31, 2019. Accordingly, the Company increased its 2020 cash flow from operations guidance by $25 million to reflect the collection of these receivable balances. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 24

CAPEX Returning Towards Historical Levels During the period Q3 2016 through Q1 2018, the Company elected to invest more than $40M into incremental development towards the launch of the Inovalon ONE® Platform. The period of this disproportional investment is now complete and is increasingly being harvested through the successful engagement of clients for highly-differentiated platform offerings. As a result, the Company has been seeing the capital investments of the Company returning back towards historical levels (as a percentage of revenue), and continues to see this occurring in 2020. $65.5 $65.0 $6.4 $58.9 $52 - $58 $28.1 $39.1 15% $45.8 $7.8 $44.8 12% $39 - $44 $26.4 9% 9% $22.7 7% - 8% $28.5 $18.8 6% 6% 6% $23.2 $13.2 $20.2 $25.2 $14.1 $13 - $14 $8.1 $8.9 $12.8 $5.6 $2.5 $1.2 2013 2014 2015 2016 2017 2018 2019 2020G Maintenance Capital Expenditure Innovation Capital Expenditure (incl. Cap. Software) Inovalon ONE® Platform Buildout Capital Expenditure % Of Revenue Capital Expenditure (CAPEX) is defined as the sum of Purchases of property and equipment and Investment in capitalized software. All numbers in millions. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 25

Covenant-Lite Debt Leverage On April 2, 2018, the Company put in place a $980M seven-year term debt facility and $100M five-year revolving debt facility. Proceeds were used, among other things, to pay off all of the Company’s existing debt obligations of $225M as well as to provide the financing necessary to fund a portion of the consideration paid for the ABILITY Network acquisition. Following the ABILITY acquisition, the Company’s financial position remains strong, with significant liquidity, strong cash flow, and balance sheet flexibility. The term debt facility’s maturity schedule provides financial flexibility with 93.7% of principal due in 2025, and the Term Loan does not contain any standing financial covenants. Additionally, the Company’s interest rate swaps fix $700M, or 76.5%, of the debt facility’s principal amount. The Company expects to apply its strong cash flow to pay down its debt to achieve a Net Debt Leverage Ratio of less than 3.00x. 2.83x No Standing Financial 5.55% Current Senior Secured Weighted Average Net Debt Leverage Ratio5 Covenants Interest Rate 1 Debt Maturity Profile 1, 2 Interest Rate 3 Net Debt 1 $915.3 $215.3 $822.3 Floating $868.7 76.5% of the term $700.0 debt interest $100.0 4 rate is fixed 3 $0.0 $7.4 $9.8 $9.8 $9.8 $9.8 2019 2020 2021 2022 2023 2024 2025 Term Facility Current Term Facility Revolving Facility * All numbers in millions. 1 As of February 13, 2020. 2 Debt maturity includes all mandatory and fixed principal payments. 3 In 2018, the Company entered into four interest rate swaps, each of which mature in March 2025. The interest rate swaps fix t he LIBOR rate component of interest on $700.0 million of the 2018 debt facility at a weighted average rate of approximately 2.8%. 4 As of February 19, 2020, the Company has not drawn any amount under its available $100 million revolver. If the Company draws on the revolver, a maximum senior secured net leverage ratio of 7-to-1 (or better) is required to be maintained across the senior secured debt and revolver. The revolver, if drawn, must be repaid by 2023. 5 As of December 31, 2019. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 26

Full Year 2020 Financial Guidance The Company is updating its full-year 2020 guidance to raise its expected net income range, raise its diluted net income per share range, raise its non-GAAP net income range, raise its non-GAAP diluted net income per share range, and net cash provided by operating activities range. Additionally, the Company is reiterating its previously provided full-year 2020 guidance for revenue, Adjusted EBITDA, and capital expenditures. Previous 2020 Financial Updated 2020 Financial YoY Financial Metric Guidance Guidance Change O riginally Provided October 30, 2019 Provided February 19, 2020 Revenue $698 million to $718 million $698 million to $718 million 9% to 12% Net Income1 $22 million to $28 million $25 million to $31 million 221% to 297% Non-GAAP net income1 $86 million to $91 million $89 million to $94 million 15% to 21% Adjusted EBITDA $231 million to $241 million $231 million to $241 million 10% to 14% Net Cash Provided By Operating Activities $145 million to $160 million $170 million to $185 million 60% to 74% Capital Expenditures $52 million to $58 million $52 million to $58 million --- Diluted Net Income Per Share1 $0.15 to $0.19 $0.17 to $0.21 240% to 320% Non-GAAP diluted net income per share1 $0.57 to $0.61 $0.59 to $0.63 13% to 21% (1) The Company is assuming 150 million weighted average diluted shares and an effective tax rate of approximately 28% for the full year 2020. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 27

Q1 2020 Financial Guidance Inovalon is providing Q1 2020 guidance as provided below, indicating 9% to 12% year-over-year organic revenue growth. Q1 2019 Financial YoY Financial Metric Guidance Change Revenue $158.5 million to $163 million 9% to 12% Net Income 1 $0 million to $2 million --- Non-GAAP net income1 $17 million to $19 million 16% to 29% Adjusted EBITDA $48 million to $51 million 8% to 15% Diluted Net Income Per Share1 $0.00 to $0.01 --- Non-GAAP diluted net income per share1 $0.11 to $0.13 10% to 30% (1) The Company is assuming 150 million weighted average diluted shares and an effective tax rate of approximately 28% for the full year 2020. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 28

Contents 1 Overview 2 2019 Q4 & FY Financial Results This presentation serves as a supplement to the Inovalon announcement on February 19, 2020 pertaining to fourth quarter (Q4) and full 3 2020 Financial Guidance year 2019 results and 2020 guidance. 4 Appendix 1: Reconciliations INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 29

Reconciliation of Forward-Looking Guidance Adjusted EBITDA Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income or loss calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, other expense, net, interest income, interest expense, provision for income taxes, stock-based compensation, acquisition costs, restructuring expense, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of net income to Adjusted EBITDA follows: (1) A 28% statutory tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 30

Reconciliation of Forward-Looking Guidance Non-GAAP Net Income Inovalon defines Non-GAAP net income as net income or loss calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, restructuring expense, amortization of acquired intangible assets, amortization of debt issuance costs and debt discount, tax on equity exercises, and other non-comparable items. The Company defines Non-GAAP diluted net income per share as Non-GAAP net income divided by diluted weighted average shares outstanding. A reconciliation of net income to Non-GAAP net income follows: Guidance Range Three Months Ending Year Ending March 31, 2020 December 31, 2020 (In millions, except per share amounts) Low High Low High Reconciliation of Forward-Looking Guidance Net income to Non-GAAP net income: Net income $ — $ 2 $ 25 $ 31 Stock‑based compensation 6 6 27 28 Amortization of acquired intangible assets 13 13 52 52 Amortization of debt issuance costs and debt discount 1 1 4 4 Other non-comparable items (1) 2 2 4 4 Tax impact of add-back items (2) (5) (5) (23) (25) Non-GAAP net income $ 17 $ 19 $ 89 $ 94 GAAP diluted net income per share $ — $ 0.01 $ 0.17 $ 0.21 Non-GAAP diluted net income per share $ 0.11 $ 0.13 $ 0.59 $ 0.63 Weighted average shares of common stock outstanding - diluted 150 150 150 150 (1) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company’s period over period and ongoing operating performance. (2) 28% statutory tax rate is assumed in order to approximate the Company's effective corporate tax rate. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 31

Definitions 1. Annual Recurring Revenue is defined as subscription-based revenue from existing clients plus outstanding intra-year renewals valued at an amount agreed upon in principal. 2. Annual Revenue Retention is defined as the percentage of revenue from engagements with existing clients in the prior year present in the current year. For example, Annual Revenue Retention would be less than 100% if there was a net loss of revenue from existing clients who either downsized or exited existing engagements, and would be more than 100% if on a net basis existing clients expanded existing engagements. 3. Annualized Contract Value (ACV) is defined as a metric reflecting the sum of the first 12 months of revenue expected from contracts signed during a specific period (such as a quarter or year). New sales ACV refers to the sum of the first 12 months of revenue expected from new sales contracts signed during a specific period (such as a quarter or year). 4. Coverage is defined as the sum of Annual Recurring Revenue, Legacy revenue under contract, and expected Services revenue, divided by the specified year's revenue guidance. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 32

ACV, TCV and Bookings Inovalon’s sales have significantly expanded and accelerated, supporting strong growth going forward. The Company started reporting its sales performance in 2018 by providing new sales Annual Contract Value (ACV) data, a metric reflecting the sum of the first 12 months of revenue expected from new contracts signed during a specific period (such as a quarter or year). Inovalon first reported this metric with the release of Inovalon’s Q3 2018 results on November 7, 2018. Of note, due to the fact that the bulk of the Company’s contracts (also referred to as a “Statements of Work” or “SOWs”) are multi-year in their contracted term (or contracted duration), the “bookings” or “Total Contract Value” (TCV) pertaining to the ACV is significantly larger than the ACV. For example, if the ACV for a period was $X, the corresponding total Bookings or TCV of the underlying sales would be perhaps $2X to $3X, depending on the average contract term signed within the group of underlying sales in the period. Importantly, while the Company is providing ACV sales data to provide insight into the accelerated nature of the Company’s sales in a comparable (e.g., year-over-year) fashion, the corresponding total sales, bookings, or TCV is even more significant. ACV * Contracts depicted are Illustrative only to support discussion of ACV ExecutedSOWs Illustrative Dollar Equivalency 12 Months 24 Months 36 Months Etc. Initial Contract / SOW Term Illustrative only. Please see definitions on slide 32. INOV Q4 & FY 2019 Earnings Supplement (2.19.20) v1.0.0 33

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